Exhibit 99.1

NEWS RELEASE
For Immediate Release:
December 5, 2023
Sterling Announces Authorization of a $200 Million Stock Repurchase Program

THE WOODLANDS, TX – December 5, 2023 – Sterling Infrastructure, Inc. (NasdaqGS: STRL) (“Sterling” or “the Company”) today announced that its Board of Directors has authorized a program to repurchase shares of Sterling’s outstanding common stock. Under the program, Sterling may repurchase up to $200 million of its outstanding common stock over the next 24 months. The timing and amount of any share repurchases will be at the discretion of management and will depend on a variety of factors. Share repurchases under the program may be made from time to time through transactions in the open market, in privately negotiated transactions or by other means in accordance with applicable laws. The share repurchase program does not obligate the Company to repurchase any shares and the Company’s Board of Directors may modify, increase, suspend or terminate the repurchase program at any time.

CEO Remarks
“This share repurchase authorization reflects our confidence in Sterling’s outlook for 2024 and beyond,” stated Joe Cutillo, Sterling’s CEO. “With our strong balance sheet and cash flow, we are well-positioned to pursue a balanced capital allocation strategy that supports our investments in organic growth and strategic acquisitions, while returning capital to shareholders. We remain focused on maximizing shareholder value through prudent capital allocation decisions.”
About Sterling
Sterling Infrastructure, Inc., (“Sterling,” “the Company,” “we,” “our” or “us”), a Delaware corporation, operates through a variety of subsidiaries within three segments specializing in E-Infrastructure, Transportation and Building Solutions in the United States, primarily across the Southern, Northeastern, Mid-Atlantic and Rocky Mountain regions and Hawaii. E-Infrastructure Solutions provides advanced, large-scale site development services for manufacturing, data centers, e-commerce distribution centers, warehousing, power generation and more. Transportation Solutions includes infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems. Building Solutions projects include residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs and other concrete work. From strategy to operations, we are committed to sustainability by operating responsibly to safeguard and improve society’s quality of life. Caring for our people and our communities, our customers and our investors – that is The Sterling Way.

Joe Cutillo, CEO, “We build and service the infrastructure that enables our economy to run, our people to move and our country to grow.”

Important Information for Investors and Stockholders
Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements that are considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements included herein relate to matters that are not based on historical facts and reflect our current expectations as of the date of this press release, including statements about: our outlook, our business strategy, allocation of cash flows and repurchases under the program. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which include: changes in the Company’s cash requirements, financial position, business strategy, general market, economic, tax, regulatory or industry conditions and other factors identified in the Company’s filings with the Securities and Exchange Commission. Accordingly, any forward-looking statements should be considered in light of these risks. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. The timing and amount of any share repurchases will be at the discretion of management and will depend on a variety of factors including, but not limited to, the Company’s operating performance, cash flow and financial position, the market price of the shares and general economic and market conditions. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board of Directors’ discretion.

Investor Relations Company Contact
Sterling Infrastructure, Inc.
Noelle Dilts, VP IR and Corporate Strategy
281-214-0795